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                                                                  Exhibit 23.1.2


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-39997 of United Auto Group, Inc. ("UAG") on Form S-3 and Registration Nos. 333-14971, 333-26219 and 333-50816 on Form S-8 of our report dated January 26, 2001 (February 28, 2001 as to Note 16), appearing in this Annual Report of UAG for the year ended December 31, 2000.


/s/ Deloitte & Touche LLP

New York, New York
March 21, 2001

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